UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 7, 2018

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-166240-01, 333-188583-01, 333-189182-01 and 333-208463
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-166240-02, 333-189182-02 and 333-208463-02
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-166240, 333-188583, 333-189182 and 333-208463-01
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01. Regulation FD Disclosure
On August 7, 2018, WFN Credit Company, LLC ("WFN Credit") issued a press release announcing that it has commenced solicitation of the direction and consent (the "Consent Solicitation") of the holders (the "Holders") of certain asset-backed notes issued by World Financial Network Credit Card Master Note Trust with respect to the proposed removal from World Financial Network Credit Card Master Trust (the "Receivables Trust") of private label credit card accounts relating to The Bon-Ton Stores, Inc. retailer group (the "Proposed Account Removal") and  the adoption of a proposed amendment to the pooling and servicing agreement governing the Receivables Trust to permit the Proposed Account Removal. A copy of the press release is attached hereto as Exhibit 99.1.
As described in the Consent Solicitation, if the Consent Solicitation is successful, the Transferor expects to designate certain private label credit card accounts relating to Comenity Bank's private label credit card program for Sterling Jewelers Inc. to the Receivables Trust (the "Account Addition") substantially contemporaneously with the Proposed Account Removal, subject to satisfaction of certain conditions to the Account Addition.  In connection with the Consent Solicitation, the Holders were provided with certain information regarding the composition of the receivables held by the Receivables Trust on a pro forma basis as if the Proposed Account Removal and the Account Addition had occurred at the close of business on June 30, 2018, which information is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit No.	Document Description

Exhibit 99.1	Press release dated August 7, 2018 announcing the commencement of the Consent Solicitation.

Exhibit 99.2	Pro Forma Composition of the Trust Portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:   /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

Dated:  August 7, 2018